Manning & Napier Fund, Inc. N-14

Exhibit 99(16)(a)(1)

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Chester N. Watson
Chester N. Watson
Director

Dated: April 22, 2020

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Stephen B. Ashley
Stephen B. Ashley
Director

Dated: April 22, 2020

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Peter L. Faber
Peter L. Faber
Director

Dated: April 22, 2020

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Harris H. Rusitzky
Harris H. Rusitzky
Director

Dated: April 22, 2020

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Paul A. Brooke
Paul A. Brooke
Director

Dated: April 22, 2020

MANNING & NAPIER FUND, INC.

POWER OF ATTORNEY

I, the undersigned Director and/or officer of the Manning & Napier Fund, Inc. (the “Fund”), do hereby constitute and appoint Paul Battaglia my true and lawful attorney and agent, with full power of substitution and resubstitution, to sign for me and in my name, place and stead, and in the capacity indicated below, the Registration Statement for the Fund on Form N-14 with regard to the reorganization of the Target Income and Target 2015 Series into the Pro-Blend Conservative Term Series, the Target 2020 and Target 2025 Series into the Pro-Blend Moderate Term Series, the Target 2030, Target 2035, and Target 2040 Series into the Pro-Blend Extended Term Series, and the Target 2045, Target 2050, Target 2055 and Target 2060 Series into the Pro-Blend Maximum Series and any and all amendments to said Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys and agents, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue of hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/Russell O. Vernon
Russell O. Vernon
Director

Dated: April 22, 2020